                                                                     EXHIBIT 1.1

                         NETSOURCE COMMUNICATIONS, INC.

                                         Shares
                                  ------
                                  Common Stock
                                ($.001 par value)

                             Underwriting Agreement

                                                              New York, New York
                                                                          , 1996
                                                              ------------
DEUTSCHE MORGAN GRENFELL INC.
  As U.S. Representative of the several U.S. Underwriters,
c/o Deutsche Morgan Grenfell Inc.
31 West 52nd Street
New York, New York  10019

MORGAN GRENFELL & CO., LIMITED
  As International Representative of the several
  International Underwriters,
c/o Morgan Grenfell & Co., Limited
6 Bishops Gate
London, England  E1

Ladies and Gentlemen:

                  NetSource Communications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Underwriters (as defined below) ___________ shares of Common Stock, par value $.001 per share, of the Company (the "Firm Securities"). It is understood that, subject to the conditions contained herein, __________ Firm Securities (the "U.S. Firm Securities") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Securities in the United States and Canada to United States and Canadian Persons (as defined below), and ____________ Firm Securities (the "International Firm Securities") will be sold to the several International Underwriters named in
Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Firm Securities outside the United States and Canada to persons other than United States and Canadian Persons. Deutsche Morgan Grenfell Inc. shall act as the representative (the "U.S. Representative") of the several U.S. Underwriters, and Morgan Grenfell & Co., Limited shall act as the representative (the "International Representative") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter referred to collectively as the "Underwriters"; and the U.S. Representative and the International Representative are hereinafter referred to collectively as the "Representatives."

                  The Company also proposes to grant to the U.S. Underwriters an option to purchase up to _______ additional shares of Common Stock, par value $.001 per share, of the Company (the "U.S. Option Securities") and to grant to the International Underwriters an option to purchase up to _______ additional shares of Common Stock, par value $.001 per share, of the Company (the "International Option Securities," and together with the U.S. Option Securities, the "Option Securities"). The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Securities."

                  It is further understood that the U.S. Underwriters and the International Underwriters have entered into an Agreement Between U.S. and International Underwriters of even date herewith (the "Agreement Between Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant hereto, and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant hereto.
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        The terms which follow, when used in this Agreement, shall have the following meanings:

                 "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                 "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                 "Preliminary Prospectus" shall mean any preliminary prospectus with respect to the offering of the Securities and any preliminary prospectus with respect to the offering of the Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                 "Prospectus" shall mean such form of prospectus relating to the Securities as first filed pursuant to paragraph (1) or (4) of Rule 424(b) or, if no filing pursuant to paragraph (1) or (4) of Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date.

                 "Registration Statement" shall mean the registration statement referred to in paragraph (i) of Section 1 below, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                 "Rule 424", "Rule 430A", "Rule 462" and "Regulation S-K" refer to such rules or regulations under the Securities Act.

                 "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                 "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offerings covered by the initial registration statement (file number 333-______).

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "United States or Canadian Person" shall mean any national or resident of the United States or Canada, or any corporation, pension, profit-sharing or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside of the United States and Canada of any United States or Canadian Person), and shall include any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person.

                 "U.S." or "United States" shall mean the United
        States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  1.       Representations  and  Warranties  of the Company.
                           ------------------------------------------------
The Company represents and warrants to, and agrees with, each Underwriter as follows:

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                  (i) The Company has filed with the Securities and Exchange
         Commission (the "Commission") a registration statement (file number 333-___) on Form S-1, including a Preliminary Prospectus, for the registration under the Securities Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, or (B) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without our agreement, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b) under the Securities Act.

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and any subsequent settlement date pursuant to Section 3 hereof, each Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any subsequent settlement date pursuant to Section 3 hereof, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplements thereto) (which the parties hereto hereby understand and agree consists only of (A) the names of the Underwriters contained in the Prospectus, (B) the information contained in the last paragraph of the front cover page and in the second paragraph on page 2 of the Prospectus, and (C) the information contained in the [fourth, fifth, sixth, seventh, eighth, ninth, tenth and final paragraphs] under the caption "Underwriting" in the Prospectus). No contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                  (iii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Securities nor instituted or, to the Company's knowledge, threatened proceedings for that purpose.

                  (iv) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration

         Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (v) All of the Company's material subsidiaries (individually, a "Subsidiary" and collectively, the "Subsidiaries") are listed on
         Schedule III hereto and on Exhibit 21.1 to the Registration Statement. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not, singly or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of any preemptive or similar rights, and except for ______ of [MTC Japan], are owned by the Company, free and clear of any lien, adverse claim, security interest or other encumbrance, except as described in the Registration Statement.

                  (vi) The outstanding shares of Common Stock, par value $.001 per share, of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof.

                  (vii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus. The authorized capital stock, including the Securities, of the Company conforms to the description thereof contained in the Prospectus.

                  (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (ix) The execution and delivery of this Agreement has been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and by rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity), and (ii) as to the enforceability of the indemnification provisions of Section 8. The execution of this Agreement, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not (A) conflict in any respect with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other material agreement or material instrument to which the Company or any Subsidiary is a party or by which the Company or any of the Subsidiaries is a party or by which any of the Subsidiaries or any of their respective properties are bound, or the charter or by-laws of the

         Company or any Subsidiary or any order, decree, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, (B) including without limitation, the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission thereunder.

                  (x) Neither the Company nor any Subsidiary is in default under any material agreement, lease, contract, indenture or other material instrument or material obligation to which it is a party or by which it or any of its respective properties are bound (nor, to the Company's knowledge is any other party thereto in default thereunder), and no event has occurred which, with notice or the lapse of time or both, would constitute such a default thereunder, in any such case in which a default or event, singly or in the aggregate, would have a Material Adverse Effect.

                  (xi) No legal or governmental proceedings are pending to which the Company or any Subsidiary is a party or to which the property of the Company or any Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the Company's knowledge, no such proceedings have been threatened against the Company or any Subsidiary or with respect to any of their respective properties.

                  (xii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or as may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (xiii) Except as disclosed in the Registration Statement and the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K and each business relationship or related party transaction described therein is a fair and accurate description of the relationships and transactions so described.

                  (xiv) None of the Company, any Subsidiary or any officer or director acting, or to the Company's knowledge, purporting to act on behalf of the Company or any Subsidiary has during the past five years
         (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law;
         (B) made any payment to any foreign, federal, state or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (C) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or any such Subsidiary, as applicable, sells (or has in the past sold) or from which the Company, any such Subsidiary or any officer or director purporting to act on behalf of the Company or any such Subsidiary, as applicable, buys (or has in the past bought) products for the purpose of influencing such agent or person in violation of applicable law to buy products from or sell products to the Company or any such Subsidiary, as applicable; or (D) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or any such Subsidiary, as applicable.

                  (xv) KPMG Peat Marwick LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants with respect to the Company and each of the Subsidiaries as required by the Securities Act and the rules thereunder.

                  (xvi) The consolidated financial statements of the Company, together with the related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of the operations of the Company, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Registration Statement under "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" present fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein. The other financial and statistical information and data set forth in the Registration Statement (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its Subsidiaries.

                  (xvii) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xviii) Except as described in the Prospectus, the Company, its subsidiaries which have been or are consolidated with the Company for the purpose of filing income tax returns (the "Consolidated Tax Subsidiaries") and any group of which the Company or any of its Consolidated Tax Subsidiaries is or was a member for income tax purposes have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof and have paid all taxes required to be paid by any of them and any related or similar assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been made in the applicable financial statements referred to in paragraph (xvi) above in respect of all foreign, federal, state and local taxes for all periods as to which the tax liability of the Company, its Consolidated Tax Subsidiaries and any group of which the Company or any of its Consolidated Tax Subsidiaries is or was a member for income tax purposes has not been finally determined.

                  (xix) The Company has not distributed nor, prior to the later to occur of (A) 30 days after the Closing Date or (B) completion of the distribution of the Securities, will it distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act and reviewed by the Representatives.

                  (xx) The Company and each Subsidiary has good and marketable title to all of the properties and assets reflected in the financial statements (except as otherwise described in the Registration Statement and the Prospectus) hereinabove described as being owned by them, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (except as otherwise described in the Registration Statement and the Prospectus) or which are not material in amount. The Company and each Subsidiary occupies its leased properties under leases are that valid and binding with respect to the Company or such Subsidiaries, as the case may be, and, to the Company's knowledge, with respect to each other party to such leases. Neither the Company nor any Subsidiary has received any notice of any violations of laws, ordinances, codes, orders or regulations issued by any governmental authority having jurisdiction over or affecting any such properties or assets.

                  (xxi) The Company and each Subsidiary maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its respective business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or such Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company and has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective business at a cost that would not have a Material Adverse Effect.

                  (xxii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or any Subsidiary, whether or not arising in the ordinary course of business; (B) there have been no transactions entered into by either the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the subsidiaries, taken as a whole; (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on the Common Stock or any issuance of any securities of the Company; and (D) neither the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the subsidiaries, taken as a whole.

                  (xxiii) The Company and each Subsidiary is in compliance with its respective charter and bylaws and is operating in material compliance with all laws, regulations, administrative orders or rulings or court decrees applicable to it or to any of its property (including without limitation those relating to telecommunications regulations, environmental, safety or similar matters, and federal and state laws relating to the hiring, promotion or pay of employees). There are no laws, regulations, administrative orders, rulings or court decrees required, to be described in the Registration Statement or Prospectus that are not described as required by the Act or the rules and regulations promulgated thereunder.

                  (xxiv) There is no labor strike, dispute or work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, and no such labor strike, dispute, work stoppage or lockout has occurred with respect to any employees of the Company or any Subsidiary during the two years prior to the date of this Agreement. None of the employees of the Company or any Subsidiary are represented by a union and, to the Company's knowledge, no union organization campaign is in progress with respect to the employees of the Company or any Subsidiary and no question concerning representation exists with respect to such employees. No charges with respect to or relating to the Company or any Subsidiary are pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices, and no such charges have been filed against the Company or any Subsidiary.

                  (xxv) The Company and each Subsidiary holds all material approvals, orders, licenses, certificates and permits from federal, state, foreign and local governmental authorities which are necessary to the conduct of its respective business as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus.

                  (xxvi) The Company and each Subsidiary owns or possesses adequate rights to use, without infringing the rights of others, all patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, and other similar rights, technology and proprietary knowledge

         (collectively, "Intangibles") described in the Prospectus as being owned or used by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Subsidiary with respect to the Intangibles. Except in connection with transactions entered into in the ordinary course of business, neither the Company nor any Subsidiary has granted any licenses or other rights or has any obligations to grant licenses or any other rights to any Intangibles. Neither the Company nor any Subsidiary has made any material claim of violation or infringement by others of rights to, or in connection with, the Intangibles, and the Company knows of no basis for making any such claim.

                  (xxvii)   Neither the Company nor any Subsidiary is or, after
         giving effect to the sale of the Securities, will be (A) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (xxviii) Neither the Company nor any Subsidiary has incurred any liability for finder's or broker's fees or agent's commissions in connection with the execution and delivery of this Agreement, the offer and sale of the Securities or the transactions contemplated hereby.

                  (xxix) The Securities have been approved for listing on the Nasdaq Stock Market's National Market (the "Nasdaq National Market"), subject only to official notice of issuance.

                  2.        Purchase  and Sale of the Securities.
                            ------------------------------------

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby agrees to sell to each Underwriter, and each Underwriter hereby agrees, severally and not jointly, to purchase from the Company, at a purchase price of U.S. $____ per share, the number of Firm Securities set forth opposite such Underwriter's name in Schedule I or Schedule II hereto, as the case may be.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants options to the several Underwriters to purchase, severally and not jointly, up to the amount of Option Securities set forth opposite each such Underwriter's name on Schedule I or Schedule II hereto, as the case may be, at the same purchase price per share as the Underwriters shall pay for the Firm Securities. Said options may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters. Said options may be exercised in whole or in part at any time on or before 5:00 p.m., New York City time, on the 30th day after the date of the Prospectus upon written, telecopied or telegraphic notice by the Representatives to the Company setting forth the aggregate number of shares of Option Securities as to which the several Underwriters are exercising the option and the related settlement date. Such options may be exercised more than once, but in no event may the total number of Option Securities purchased under all exercises exceed _____________ shares of Common Stock. Delivery of certificates for the shares of Option Securities by the Company and payment therefor to the Company shall be made as provided in
Section 3 below. The number of shares of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as the Representatives in their sole discretion shall make to eliminate any fractional shares.

                  3.        Delivery and Payment. Delivery of and payment for
                            --------------------
the Firm Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second business day prior to the Closing Date) shall be made at 10:00 a.m., New York City time, on the fourth full business day following the date of this Agreement or at such later date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the U.S. Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the U.S. Representative of the aggregate purchase price of the Securities to or upon the order of the Company by wire transfer of immediately available funds. Delivery of the Firm Securities and the Option Securities shall be made at such location as the U.S. Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304 (or at such other location as may be agreed upon by the Company and the Representatives). Certificates for the Securities shall be registered in such names and in such denominations as the U.S. Representative may request not less than three full business days in advance of the Closing Date.

                  The Company agrees to have the Securities available for inspection, checking and packaging by the U.S. Representative in New York, New York not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

                  If the options provided for in Section 2(b) hereof are exercised after the third business day prior to the Closing Date, the Company will deliver or have delivered (at the expense of the Company) to the U.S. Representative for the respective accounts of the several Underwriters, at 31 West 52nd Street, New York, New York, on the date specified by the U.S. Representative (which shall be within three business days after the exercise of said option), certificates for the Option Securities in such names and denominations as the U.S. Representative shall have requested against payment by the several Underwriters through the U.S. Representative of the purchase price thereof to the order of the Company by wire transfer of immediately available funds. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement dates for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof, in each case speaking as of such settlement dates.

                  4.        Offering by Underwriters. It is understood that the
                            ------------------------
several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus. Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriters contained in ______ of the Agreement Between Underwriters. Each International Underwriter hereby makes to and with the Company the representations and agreements of such International Underwriter contained in ______ of the Agreement Between Underwriters.

                  5.        Agreements of the Company. The Company agrees with
                            -------------------------
the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities (which will be deemed to have occurred on the date that is the earlier of (i) 60 days after the Closing Date and (ii) the date on which the Representatives shall have informed the Company in writing that the offering of the Securities has terminated), the Company will not file any amendment of the Registration Statement, supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment, supplement or Rule 462(b) Registration Statement to which the Representatives reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request but not without our agreement, the Company will cause the Rule 462(b) Registration Statement, completed and in compliance with the Securities Act and the applicable rules and regulations thereunder, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, or any respective supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the rules and regulations thereunder, the Company shall promptly (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                  (d) The Company will furnish to the U.S. Representative on behalf of the Representatives and to counsel for the Underwriters, without charge, a complete manually signed copy of the Registration Statement (including exhibits thereto) as originally filed and each amendment thereto, and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) as originally filed and each amendment thereto; and so long as delivery of a prospectus by any Underwriter or dealer may be required by the Securities Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as either of the Representatives may reasonably request. The Company will pay the expenses of printing or other reproduction of all documents relating to the offering of the Securities.

                  (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities. The Company will pay the fee of the NASD in connection with its review of the offering and the reasonable fees of counsel for the Underwriters in connection therewith.

                  (f) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of the U.S. Representative, directly or indirectly, offer to sell, contract to sell, sell or otherwise dispose of, or announce the offering of, any other shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock; provided, however, that the Company may issue (i) shares of Common Stock (and options therefor) under the stock option plans in effect at the Execution Time and described in the Prospectus under the caption "Management Stock Option Plans and Arrangements", (ii) shares of Common Stock upon exercise of warrants outstanding as of the Execution Time and (iii) shares of Common Stock upon conversion of the Company's Series A Secured Subordinated Convertible Promissory Notes. In addition, the Company shall cause each of the persons listed as directors or executive officers of the Company under the caption "Management" in the Prospectus and all other holders of Common Stock and securities convertible into or exchangeable for shares of Common Stock as of the date hereof to execute, at the Execution Time, a letter in form acceptable to the U.S. Representative (each, a "Lock-Up Letter"), wherein such person agrees that for a period of 180 days following the Execution Time, without the prior written consent of the U.S. Representative, he or she shall not, directly or indirectly, offer to sell, contract to sell, sell or otherwise dispose of, or announce the offering of, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (and upon Execution Time the Company shall instruct its Registrar and Transfer Agent to not effect any such restricted transfer).

                  (g) The Company shall apply the net proceeds from the sale of Securities as set forth in the Prospectus.

                  (h) The Company shall take all steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (i) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, if then required by Florida law and as appropriate, in a form acceptable to the Department.

                  (j) During a period of three years from the Effective Date, the Company shall furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, provided that the foregoing shall not obligate the Company to furnish projections or any other forward-looking information.

                  (k) Until such time as the Company's independent public accountants provide it with a letter stating that there are no material weaknesses with respect to the Company's internal control structure or its operation, all of the Company's consolidated financial statements for all annual, quarterly or other interim periods shall be audited by independent public accountants, and no public release of any financial information related to any such consolidated financial statements shall occur prior to the completion of the audit of such consolidated financial statements.

                  6.        Conditions to the Obligations of the Underwriters.
                            -------------------------------------------------
The obligations of the Underwriters to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any subsequent settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m., New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m., New York City time, on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to the applicable paragraph of Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, dated the Closing Date, to the effect that:

                  (i) each of the Company and each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing, singly or in the aggregate would not have a material Adverse Effect;

                  (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and all outstanding shares of capital stock of the Subsidiaries (other than ___ of [MTC Japan]) are owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances, except as described in the Registration Statement;

                  (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock, par value $.001 per share, of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly authorized for quotation, subject to official notice of issuance, on the Nasdaq National Market; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

                  (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectus under the captions "Prospectus Summary--Reorganization," "Risk Factors--Government Regulation," "Risk Factors--Impact of Shares Eligible for Future Sale," "Business-Regulation," "Business--Legal Proceedings," "Business--Reorganization," "Management--Stock Option Plans and Arrangements," "Certain Transactions," "Description of Capital Stock, "Shares Eligible for Future Sale," and "Certain U.S. Tax Considerations for Non-U.S. Holders" fairly summarize, in all material respects, the matters therein described, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein;

                  (v) the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need render no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than the financial statements and other financial and statistical information contained therein as to which such counsel need render no opinion) includes any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the Closing Date (other than the financial statements and other financial and statistical information contained therein as to which such counsel need render no opinion), includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction or the NASD Corporate Financing Rule in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (if any, and specified in such opinion) as have been obtained;

                  (viii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof will conflict with result in a breach or violation of, or constitute a default under, any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any Subsidiary is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Subsidiary; and

                  (ix) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement, which rights have not been satisfied or waived with respect to the offering made by the Registration Statement.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  With respect to paragraph (b)(v) of this Section 6, counsel may state that its belief is based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments and supplements thereto and review and discussion of the contents thereof, but is without independent check or verification.

                  (c) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplements thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer, President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus, and this Agreement, and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplements thereto), there has been no material adverse change, or development involving a prospective change, in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplements thereto).

                  (e) At the Execution Time and at the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives a signed letter, dated respectively as of the Execution Time and as of the Closing Date, each in the respective form contemplated for "comfort letters addressed to underwriters" by Statement of Auditing Standards No. 72 ("SAS 72"), and in form and substance previously provided to for review and agreed to as satisfactory to the Representatives and to counsel for the Underwriters. Each such letter shall specify therein, inter alia, the amounts described as being set forth therein in paragraph (f)(i) of this Section 6 as of the dates contemplated by SAS 72.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any increases in the Company's (including its consolidated subsidiaries') long-term debt (including current maturities), or changes in the Company's (including its consolidated subsidiaries') capital stock or stockholders' equity, or decreases in the Company's (including its consolidated subsidiaries') working capital, total net sales, net income (or increases in net loss) or per share amounts, in each case from the amounts specified in the letter delivered at the Execution Time and referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole, the effect of which, in any case referred to in clauses (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (g) On or prior to the Execution Time, the NASD shall have approved the Underwriters' participation in the distribution of the Securities and the Nasdaq National Market shall have approved the Securities for listing thereon.

                  (h) At the Execution Time, the Company shall have furnished to the Representatives each of the signed Lock-Up Letters.

                  (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or counsel for the Underwriters may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  7.    Reimbursement of Underwriters' Expenses. If the sale of
                        ---------------------------------------
the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand by the Representatives for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities prior to the earliest of (i) the date notice of cancellation is given pursuant to Section 6, (ii) the date of termination pursuant to Section 10, or (iii) the date of such refusal, inability or failure by the Company.

                  8.    Indemnification and Contribution.
                        --------------------------------

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein (which the parties hereto understand and agree consists only of the information specifically identified as such in paragraph (ii) of Section 1 of this Agreement). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such

Underwriter through the Representatives
specifically for inclusion in the documents referred to in the foregoing indemnity (which the parties hereto understand and agree consists only of the information specifically identified as such in paragraph (ii) of Section 1 of this Agreement). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party, which consent will not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions from the offering of the Securities, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and provisions of this paragraph (d).

               9.    Default by any Underwriter. If any one or more Underwriters
                     --------------------------
shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Firm Securities set forth opposite their names in Schedule I or Schedule II, as the case may be, bears to the aggregate amount of Firm Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I and Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

               10.   Effective Date of Agreement and Termination. This Agreement
                     -------------------------------------------
shall become effective at such time (after notification of the effectiveness of the Registration Statement has been released by the Commission) as the Representatives and the Company shall agree on the initial public offering price and underwriting discount per share, unless prior to such time such of the Underwriters as have agreed to purchase in the aggregate 50% or more of the Securities shall have given notice to the Company that such Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section 10 and of Section 8 hereof shall at all times be effective. If this Agreement shall not have become effective prior to 5:00 p.m., New York City time, on the seventh full business day after the Effective Date, this Agreement shall not thereafter become effective unless such period is extended by agreement among the Underwriters and the Company.

               This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended from quotation by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges or Market System, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

               11. Representations and Indemnities to Survive. The respective
                   ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officer, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provision of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

               12.   Notices. All communications hereunder will be in writing
                     -------
and effective only on receipt, and, if sent to the U.S. Representative or the International Representative, will be mailed, delivered or telegraphed and confirmed to them, care of Deutsche Morgan Grenfell Inc., at 31 West 52nd Street, New York, New York 10019 (with a copy to Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California 94111, attention:
Christopher L. Kaufman, Esq.); or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1304 South Pointe Boulevard, Petaluma, California 94954, attention: Edward A. Brinskele, Chief Executive Officer (with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, attention: Aaron J. Alter, Esq.).

               13.   Successors. This Agreement will inure to the benefit of and
                     ----------
be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

               14.   Applicable Law. This Agreement will be governed by and
                     --------------
construed in accordance with the internal laws of the State of New York.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                Very truly yours,

                                NetSource Communications, Inc.

                                By:
                                     ------------------------------------
                                             Chief Executive Officer

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

Deutsche Morgan Grenfell Inc.
As U.S. Representative of the
several U.S. Underwriters,

By:      Deutsche Morgan Grenfell Inc.


By:
         ---------------------------
                  Director

For themselves and the other several
U.S. Underwriters named in Schedule I
to the foregoing Agreement.

Morgan Grenfell & Co., Limited

As International Representative of the
several International Underwriters,

By:      Morgan Grenfell & Co., Limited


By:
         --------------------------
                  Director

For themselves and the other several
International Underwriters named in
Schedule II to the foregoing Agreement.

                                   SCHEDULE I
                                U.S. Underwriters
                                                                 Maximum Number
                                            Number of U.S.        of U.S. Option
       U.S. Underwriters                    Firm Securities         Securities
                                            to be Purchased      to be Purchased

Deutsche Morgan Grenfell Inc. ...................














                                                        ------------------------
       Total.......................      _____________   _______________
                                                        ========================

                                   SCHEDULE II
                           International Underwriters




                                           Number of           Maximum Number
                                       International Firm       of International
                                           Securities          Option Securities
    International Underwriters          to be Purchased         to be Purchased

Morgan Grenfell & Co., Limited .................................

















                                                        ------------------------
    Total.........................       _____________  _______________
                                                        ========================

                                  SCHEDULE III


                          List of Material Subsidiaries
                                       of
                         NetSource Communications, Inc.


MTC Telemanagement Corporation,  a California corporation

MTC International, Inc., a Nevada corporation

MTC Japan, Ltd.

[others]